Federated Hermes Government Money Fund II
A Portfolio of Federated Hermes Insurance Series
PRIMARY SHARES

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2022
On August 11, 2022, the Board of Trustees (the “Board”) of Federated Hermes Insurance Series approved the liquidation of the Primary Shares of Federated Hermes Government Money Fund II (the “Fund”) effective on or about August 17, 2022 (the “Liquidation” or the “Liquidation Date”). In approving the Liquidation, the Board determined that the liquidation of the Primary Shares is in the best interest of the Fund and its shareholders.
Any shares outstanding at the close of business on the Liquidation Date will be automatically redeemed. Such redemption shall follow the procedures set forth in the Fund’s Prospectus. Final dividends will be distributed with the liquidation proceeds.
August 12, 2022

Federated Hermes Government Money Fund II
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455774 (8/22)
© 2022 Federated Hermes, Inc.